EXHIBIT 99.1

DIRECTOR AGREEMENT

This Director Agreement (this “Agreement”) is entered into as of October 27, 2009, by and among State Bancorp Inc., a New York corporation (the “Company”), and each of Financial Edge Fund, L.P., Financial Edge-Strategic Fund, L.P., PL Capital/Focused Fund, L.P., Goodbody/PL Capital, L.P., Goodbody/PL Capital, LLC, PL Capital Advisors, LLC, PL Capital, LLC, John W. Palmer and Richard J. Lashley (each a “PL Capital Party” and collectively the “PL Capital Parties”).  Except as the context otherwise requires, all capitalized terms shall have the meaning as defined in Section 1.1 hereof.

RECITALS

WHEREAS, in connection with the 2009 Annual Meeting of Stockholders (the “2009 Meeting”), the PL Capital Parties, by the letter to the Company’s stockholders sent on March 18, 2009 and the press release issued on April 13, 2009, encouraged the Company’s stockholders to withhold votes for the directors nominated by the board of directors of the Company;

WHEREAS, the joint Nominating and Governance Committee of the Company and the Company’s wholly-owned bank subsidiary, State Bank of Long Island (the “Bank”) has reviewed the voting results of the 2009 Annual Meeting and believes that such results indicate a broad desire by the Company’s stockholders to see qualified additions to the Company’s board of directors;

WHEREAS, the joint Nominating and Governance Committee of the Company and the Bank has reviewed the qualifications and the background of Mr. Lashley in accordance with the Company’s bylaws and corporate governance guidelines and found Mr. Lashley to be a qualified candidate for election to the Boards (as defined below);

WHEREAS, the PL Capital Parties have agreed not to engage in certain activities, including but not limited to, proxy solicitation and withhold campaigns;

WHEREAS, the Board of Directors of the Company believes it is in the best interest of the Company and its stockholders for Mr. Lashley to serve as a director on the boards of directors of the Company and the Bank and for the PL Capital Parties to agree to the restrictions set forth herein.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS AND CONSTRUCTION

1.1. Definitions.  Except for the names of the parties hereto (which shall be referenced herein as defined above), the following capitalized terms used in this Agreement shall, unless the context otherwise requires, have the following meaning:

“2009 Meeting” has the meaning ascribed to such term in the Recitals.

“2010 Meeting” has the meaning ascribed to such term in Section 4.1.

“Affiliate” of a specified Person is a person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

“Bank” has the meaning ascribed to such term in the Recitals.

“Boards” means the board of directors of the Company and the board of directors of the Bank, and each individually a “Board.”

“Common Stock” means the Company’s common stock, par value $0.01 per share.

 “Consent” means any consent, approval, waiver, agreement, license, or report or notice to, any Person.

“Director Period” has the meaning ascribed to such term in Section 5.1

 “Governmental Authority” means any federal, state, local or foreign court, legislative, executive or regulatory authority or agency.

“Person” means any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or department or agency of a government.

“SEC” means the Securities and Exchange Commission.

1.2. Construction.  The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Terms defined in the singular shall include the plural, and vice versa, and pronouns in any gender shall include the masculine, feminine, and neuter, as the context requires. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation, and use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise. All references to a “Section” refer to this Agreement.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE PL CAPITAL PARTIES

Each PL Capital Party represents and warrants to the Company as follows as to itself:

2.1. Existence.  The PL Capital Party is either a natural person or duly organized, validly existing, and in good standing under the laws of the State of Delaware.

2.2. Authorization.  The PL Capital Party has the requisite power, authority and legal capacity to execute, deliver and perform and to consummate the transactions contemplated by this Agreement. The PL Capital Party has duly executed and delivered this Agreement. This Agreement constitutes the legal, valid and binding obligations of the PL Capital Party, enforceable against it in accordance with its terms.

2.3. No Conflicts; Consents.  The execution, delivery and performance by the PL Capital Party of this Agreement and the consummation of the transactions contemplated by this Agreement do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any law applicable to the PL Capital Party or any material contract, agreement, or instrument to which the PL Capital Party is a party.  No Consent of any Governmental Authority or other person is required to be obtained by the PL Capital Parties in connection with the execution and delivery by the PL Capital Party of this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the PL Capital Parties as follows:

3.1. Existence.  The Company is duly organized, validly existing, and in good standing under the laws of the State of New York and is duly authorized to conduct business and enter into contracts under the laws of the State of New York.

3.2. Authorization.  The Company has the requisite power and authority to execute and deliver this Agreement, and to perform its obligations hereunder, and such execution, delivery, and performance are duly authorized by all necessary corporate action of the Company. This Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its terms and conditions.

3.3. No Conflicts; Consents.  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement do not conflict with, contravene, result in a violation or breach of or default under (with or without the giving of notice or the lapse of time or both), or give rise to a claim or right of termination, amendment, modification, vesting, acceleration or cancellation of any right or obligation or loss of any material benefit under any law applicable to the Company or any material contract, agreement, or instrument to which the Company is a party. No Consent of any Governmental Authority or other person is required to be obtained by the Company in connection with the execution and delivery by the Company of this Agreement.

ARTICLE IV

COVENANTS OF THE COMPANY

4.1. Board Representation.  The Company shall, and shall cause the Bank to, (i) cause such actions to be taken to expand each Board by one (1) member and (ii) elect Mr. Lashley to each Board to serve in accordance with the certificate of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of the Bank, as applicable, until the 2010 Annual Meeting of Stockholders of the Company (the “2010 Meeting”).  In connection with the 2010 Meeting, the Company’s Board shall nominate Mr. Lashley and the Company shall recommend to its stockholders the election of Mr. Lashley to the Company's Board and the Company shall solicit proxies for the election of Mr. Lashley to the same extent as it solicits proxies for its other nominees for the board of directors; provided that Mr. Lashley satisfies the qualifications applicable to all director nominees as reasonably determined by the Nominating and Governance Committee of the Company in its sole discretion.  In connection with the 2010 meeting of the Bank's stockholder (or any action by written consent in lieu of such meeting), the Company shall elect Mr. Lashley to serve on the Bank's Board; provided that (i) Mr. Lashley satisfies the qualifications applicable to all director nominees as reasonably determined by the Nominating and Governance Committee of the Company in its sole discretion and (ii) Mr. Lashley is duly elected to the Company’s Board at the 2010 Meeting.  After the 2010 Meeting, Mr. Lashley shall be subject to the same nomination and election process as the other directors of the Company and the Bank.

4.2. Rights and Obligations.  In connection with his service as a director of the Company and the Bank, Mr. Lashley (i) shall be entitled to the same compensation, expense reimbursement and indemnification as are then provided for the other members of the Boards and (ii) shall be subject to the same corporate, securities and ethical compliance requirements, as are then applicable to the other members of the Boards.

4.3. Committee Appointments.  The Boards shall appoint Mr. Lashley to such committees of the Boards as they deem appropriate in accordance with the nominating process set forth in the Company’s and the Bank’s corporate governance documents.

4.4. No Obligation to Vote.  Nothing contained herein shall obligate any member of the Boards, any officer of the Company or any of the PL Capital Parties or any of their Affiliates to vote their respective shares of the Common Stock in any particular manner.

4.5. Non-Disparagement.  During the Director Period, the Company shall not, and shall instruct the members of the Boards and the executive officers of the Company not to directly or indirectly make or issue or cause to be made or issued any disclosure, announcement, or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency unless required by law or any disclosure to any journalist, member of the media, or securities analyst) concerning any of the PL Capital Parties, which disparages such PL Capital Party.

ARTICLE V

COVENANTS OF THE PL CAPITAL PARTIES

5.1. Standstill.  From the date of this Agreement and continuing until Mr. Lashley ceases to be member of the Boards (the “Director Period”), except as approved by the Board of the Company, the PL Capital Parties and their respective Affiliates will not, in any manner, directly or indirectly:

(a) seek or accept representation on the Boards other than Mr. Lashley;

(b) propose a director in opposition to nominees proposed by the Board of the Company for the election to the Boards (provided that nothing herein shall prohibit the PL Capital Parties from submitting suggestions for nominees to the Nominating and Governance Committee pursuant to the nomination policy adopted by the Board of the Company);

(c) support, initiate or participate in any proxy contest against the Company or otherwise solicit proxies from stockholders of the Company;

(d) cause, cooperate or otherwise aid in the preparation of any press release or other publicity (other than filings required by securities laws) concerning the Company or the Bank or its operations (including serving as an on or off record source for media inquiries) without prior approval of the Company unless required by law, in which case notice of such requirement shall be given to the Company, or otherwise make any public statement in opposition to, or that would reflect negatively against, the Company or the Bank, the Boards, or any of the officers of the Company or the Bank (provided that nothing herein shall in any manner limit the ability of the PL Capital Parties to report any illegal or unethical behavior, or any accounting concerns, to the proper Governmental Authority);

(e) other than as a member of the Boards acting in cooperation with other members of the Boards, seek to remove or support anyone else in seeking to remove, without cause, any member of the Board or any officer of the Company, or encourage any other Person to do so;

(f) initiate, or assist, finance or otherwise induce or attempt to induce any other individual, firm, corporation, partnership, or other entity to initiate any shareholder proposal;

(g) otherwise act, alone or in concert with others, to encourage, facilitate, incite, or seek to cause others to withhold votes for the directors nominated by the Board of the Company in any election of directors of the Company;

(h) other than as a member of the Boards acting in cooperation with other members of the Boards, directly or indirectly participate or act in concert with any Affiliate, group or other person to participate, by encouragement or otherwise, in any effort, including without limitation litigation seeking to effect or facilitate a change in control, consolidation, merger or sale, conveyance, transfer or other disposition of all or substantially all of the property and assets of the Company or the Bank;

(i) other than in connection with enforcement of the PL Capital Parties’ rights under this Agreement, otherwise act, alone or in concert with others, to encourage, facilitate, incite, or seek to cause others to instigate legal proceedings against the Company, or any of its subsidiaries or their respective officers, directors or employees (provided that nothing herein shall in any manner limit the ability of the PL Capital Parties to report any illegal or unethical behavior, or any accounting concerns, to the proper Governmental Authority); and

(j) assist, aid or abet any of its Affiliates that are not parties to this Agreement or act in concert with any person or company to do any of the foregoing.

5.2. Minimum Share Ownership.

(a) Throughout the Director Period, the PL Capital Parties shall maintain a minimum beneficial ownership of 350,000 shares of Common Stock, which amount shall be adjusted for subsequent stock splits, if any.  Beneficial ownership for this purpose shall include only those shares of Common Stock over which a PL Capital Party has or shares the power of disposition and shall not include (i) shares of Common Stock as to which the PL Capital Parties have only sole or shared voting power, (ii) shares underlying options or other derivative rights whether or not currently exercisable, or (iii) shares held in a fiduciary capacity subject to the Employee Retirement Income Security Act of 1974, as amended.

(b) If the beneficial ownership of the PL Capital Parties declines below 350,000 shares of Common Stock (as adjusted for stock splits), Mr. Lashley shall immediately (i) notify the Boards and (ii) tender his resignation to the Boards. The Boards shall have the right to accept or reject Mr. Lashley’s resignation in their sole discretion; provided however, that if the Boards reject Mr. Lashley’s resignation pursuant to this Section 5.2(b), the minimum ownership requirement set forth in Section 5.2(a) shall cease to be in effect for the remainder of the Director Period.

(c) Notwithstanding anything to the contrary in Section 5.2(b), Mr. Lashley shall comply with applicable beneficial share ownership requirements for directors of the Boards throughout the Director Period.

5.3. Corporate Governance and Independence.  During the Director Period, Mr. Lashley shall follow the governance procedures of the Company and the Bank as set forth in their respective certificates of incorporation, bylaws, committee charters, corporate governance guidelines, Code of Ethics and Business Conduct, Insider Trading and Reporting Policy and any other guidelines or procedures adopted by the Boards or any committees thereof.  In addition, during the Director Period, Mr. Lashley shall maintain the qualification of an independent director in accordance with the NASDAQ corporate governance listing standards and as set forth in the Company’s corporate governance guidelines (or pursuant to other corporate governance guidelines or policies adopted by the Board of the Company that are applicable to the Company’s independent directors generally), With respect to Mr. Lashley’s interactions with the members of the Boards, including the Chief Executive Officer of the Company and the non-executive chairman and the chairs of each committee of the Boards, Mr. Lashley will conduct himself in a professional and ethical manner.

5.4. Non-Disparagement.  During the Director Period, none of the PL Capital Parties or any of their Affiliates shall directly or indirectly make or issue or cause to be made or issued, and each of the PL Capital Parties shall instruct its partners, officers, advisors and agents, as applicable, to refrain from making or issuing or causing to be made or issued, any disclosure, announcement, or statement (including without limitation the filing of any document or report with the SEC or any other governmental agency unless required by law or any disclosure to any journalist, member of the media, or securities analyst) concerning the Company or any of its past, present or future directors, officers, employees or other affiliates, which disparages the Company or any of its past, present, or future directors, officers, employees or other affiliates.

ARTICLE VI

GENERAL PROVISIONS

6.1. Fees and Expenses.  All costs and expenses incurred in connection with this Agreement and the compliance with the terms of this Agreement shall be paid by the party incurring such expenses.

6.2. Disclosure of Agreement.  The parties contemplate that, if required by law, the PL Capital Parties will file with the SEC an amendment to their Schedule 13D with respect to the Company attaching this Agreement and that the Company will file with the SEC a current report on Form 8-K attaching this Agreement.  Except as required by applicable SEC rules and regulations or NASDAQ Marketplace Rules applicable to the Company, or any factually correct summary of the terms of this Agreement included in the aforementioned filings or any press release by the Company regarding the entering into and/or terms of this Agreement, the parties agree during the Director Period that there will be no other public comments by the parties regarding this Agreement.

6.3. Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

6.4. Entire Agreement.  This Agreement (including the documents set forth in any exhibits hereto) contains the entire understanding of the parties with respect to the matters contemplated hereby.

6.5. Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

6.6. Notices.  All notices, consents, requests, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered; (b) if sent by telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

To the Company:

Patricia M. Schaubeck, Esq.
General Counsel
State Bancorp, Inc.
Two Jericho Plaza
Jericho, New York 11753
(516) 465-2300

with a copy to:

Robert C. Azarow, Esq.
Sonnenschein Nath & Rosenthal LLP
Two World Financial Center
New York, NY 10281
(212) 768-6800

To the PL Capital Parties:

PL Capital, LLC
20 East Jefferson Avenue
Suite 22
Naperville, IL 60540
Attn: John Wm. Palmer
Facsimile: (630) 848-1342

with a copy to:

Phillip M. Goldberg, Esq.
Foley & Lardner, LLP
321 North Clark Street, Suite 2800
Chicago, Illinois 60610-4764
Facsimile: (312) 832-4700

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third day after being sent by first class, certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender’s machine; or if given by telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender’s machine. Notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

6.7. Amendments; Waivers, etc.  No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to fulfill any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant or agreement as to which there is no inaccuracy or breach.

6.8. Further Assurances.  The PL Capital Parties and the Company agree to take, or cause to be taken, all such further or other actions as shall reasonably be necessary or advisable to comply with the provisions of this Agreement.

6.9. Successors and Assigns.  All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.10. Specific Performance.  The parties acknowledge that the covenants set forth in Article IV and Article V are under all of the circumstances reasonable and necessary for the protection of the Company and its respective business and the PL Capital Parties, as applicable.  In the event that Company or any of the PL Capital Parties, as applicable, shall breach any of the provisions of Articles IV and V, or in the event that any such breach is threatened by such party, in addition to and without limiting or waiving any other remedies available to the non-breaching party, at law or in equity, the Company or the PL Capital Party, as applicable, shall be entitled to immediate injunctive relief in any court, domestic or foreign, having the capacity to grant such relief, without the necessity of posting a bond, to restrain any such breach or threatened breach and to enforce the provisions of Articles IV and V while such provisions are in effect.  The Company and the PL Capital Parties acknowledge and agree that there is no adequate remedy at law for any such breach or threatened breach and, in the event that any action or proceeding is brought seeking injunctive relief, the breaching party shall not use as a defense thereto that there is an adequate remedy at law.  Nothing in this Section 6.10 shall affect or restrict or limit any other provisions of this Agreement.

6.11. Governing Law.  This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws rules.

6.12. Venue.  The parties hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by the PL Capital Parties or the Company, shall be litigated in courts having situs within the State of New York, County of New York, and the each of the parties hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consent that any service of process in such action or proceeding may be made by personal service upon the parties wherever such parties may be located, respectively, or by certified or registered mail directed to the parties at his/its last known address. The parties hereby waive any objection based on forum non conveniens and any objection to venue of any action instituted hereunder.

6.13. Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OR ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT, OR THE MATTERS CONTEMPLATED BY THIS AGREEMENT.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

COMPANY:

State Bancorp, Inc.

By: /s/ Thomas O'Brien
Name: Thomas O'Brien
Title: President & CEO

PL CAPITAL PARTIES:

Financial Edge Fund, L.P.

By: PL Capital, LLC, its General Partner

By: /s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By: /s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

Financial Edge-Strategic Fund, L.P.

By: PL Capital, LLC, its General Partner

By: /s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By: /s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

PL Capital/Focused Fund, L.P.

By: PL Capital, LLC, its General Partner

By: /s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By: /s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

Goodbody/PL Capital, L.P.

By: Goodbody/PL Capital, LLC, its General Partner

By: /s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By: /s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

Goodbody/PL Capital, LLC

By: /s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By: /s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

PL Capital Advisors, LLC

By: /s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By: /s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

PL Capital, LLC

By: /s/ John W. Palmer
Name: John W. Palmer
Title: Managing Member

By: /s/ Richard J. Lashley
Name: Richard J. Lashley
Title: Managing Member

By: /s/ John W. Palmer
Name: John W. Palmer

By: /s/ Richard J. Lashley
Name: Richard J. Lashley